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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2004

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                       0-19793                  84-11698358
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)    (I.R.S EMPLOYER
      OF INCORPORATION)                                       IDENTIFICATION NO.)
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
303 EAST 17TH AVE., SUITE 660, DENVER, COLORADO                    80203
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.

         The information applicable to this 3.02 is contained in Item 7.01 below and incorporated in this Item 3.02 by this reference.

ITEM 7.01.    REGULATION FD DISCLOSURE.

         On November 22, 2004, Metretek Technologies, Inc., a Delaware corporation (the "Company"), announced that it had completed the transactions contemplated by Stock Purchase Agreements, dated as of September 10, 2004 ("Purchase Agreements"), between the Company and the employee-shareholders of PowerSecure, Inc., a Delaware corporation and a subsidiary of the Company ("PowerSecure"). Pursuant to the Purchase Agreements, the Company issued 950,000 shares of its Common Stock, par value $.01 per share ("Common Stock"), in exchange for the minority 13.9% interest in PowerSecure owned by the employee-shareholders of PowerSecure. After the closing of the Purchase Agreements, as a result of the Company's acquisition of the outstanding minority equity interests in PowerSecure, the Company has become the owner of all of the issued and outstanding shares of PowerSecure, and PowerSecure has become a wholly-owned subsidiary of the Company. A total of 485,401 shares of Common Stock were issued to Sidney Hinton, the President of PowerSecure, on the same terms as the shares of Common Stock were issued to the other PowerSecure employee-shareholders.

         The closing of the purchase of the minority interest in PowerSecure occurred after the satisfaction of all conditions to the closing, including the receipt by the Company of a fairness opinion by an investment banking firm that the transaction was fair to the Company and its stockholders, from a financial point of view, and the consent of certain stockholders of the Company who received their shares in a private placement in May 2004, as well as certain other customary closing conditions

         The shares of Common Stock issued pursuant to the Purchase Agreements were made as part of a private placement of securities by the Company in reliance upon the exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under Regulation D promulgated under the Securities Act. The offers and sales were made only to employees of PowerSecure; no general solicitation was made by the Company or by any person acting on behalf of the Company; no broker-dealer was engaged or utilized in connection with the offer and sale; the securities were be issued subject to transfer restrictions; and the certificates for the shares of Common Stock contained an appropriate legend stating that they have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

         The full text of the form of Purchase Agreements was attached as an exhibit to the Company's Current Report on Form 8-K dated September 10, 2004 announcing the execution of the Purchase Agreements, and is incorporated herein by reference. The foregoing summary is qualified in its entirety to, and should be read in conjunction with, such exhibit. The full text of the

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Company's press release announcing the closing of the Purchase Agreements is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

              (c) EXHIBITS

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                  10.1     Form of Stock Purchase Agreement, dated as of
                           September 10, 2004, by and between Metretek
                           Technologies, Inc. and the employee-shareholders of PowerSecure, Inc. (Incorporated by reference to Exhibit 10.1 to the Metretek Current Report on Form 8-K dated September 10, 2004.)

                  99.1     Press Release of Metretek  Technologies, Inc., issued November 22, 2004, announcing the closing of the stock exchange with PowerSecure employee-shareholders.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METRETEK TECHNOLOGIES, INC.

                                       By:   /s/ W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated:   November 22, 2004



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